                                                                   EXHIBIT 10.25

                                                                  EXECUTION COPY

                  FIRST AMENDMENT, dated as of December 31, 2001 (this "Amendment"), to the Credit Agreement, dated as of December 21, 2001 (as amended by this amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GREY GLOBAL GROUP INC., a Delaware corporation (the "Company"), the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), HSBC BANK USA, as documentation agent (in such capacity, the "Documentation Agent"), FLEET NATIONAL BANK, as syndication agent (in such capacity, the "Syndication Agent"), and JPMORGAN CHASE BANK as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendment subject to certain limitations and conditions, as provided for herein;

                  NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

         2. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

                  6.14. Note Agreements. Fail to comply with Section 6B, 6C or 6F of the 1997 Note Agreement or Section 6B, 6C or 6F of the 2000 Note Agreement (which Sections (as in effect on the date hereof) are hereby incorporated herein by reference as if set forth herein in full (together with any related definitions) and without giving effect to any modifications or amendments thereto after the date hereof, other than the Second Amendment to the Note Agreements, dated as of December 31, 2001).

         3. Representations and Warranties. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

         4. Effectiveness of Amendment. This Amendment shall become effective as of the date first written above so long as the Administrative Agent has received
(a)
counterparts of this Amendment duly executed by the Company and each of the Required Lenders and (b) all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel).

         5. Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific section of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same section for any other date or time period.

         6. Expenses. The Company agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                           GREY GLOBAL GROUP INC.

                                           By: /s/ Steven G. Felsher
                                              ----------------------------------
                                           Name: Steven Felsher
                                           Title: Vice Chairman

                                           By: /s/ Lester M. Feintuck
                                              ----------------------------------
                                           Name: Lester M. Feintuck
                                           Title: SVP

                                           JPMORGAN CHASE BANK, as
                                           Administrative Agent and as a Lender

                                           By: /s/ Rebecca Vogel
                                              ----------------------------------
                                           Name: Rebecca Vogel
                                           Title: Vice President

                                           FLEET NATIONAL BANK, as
                                           Syndication Agent and as a Lender

                                           By: /s/ Thomas J. Levy
                                              ----------------------------------
                                           Name: Thomas J. Levy
                                           Title:  Vice President

                                           HSBC BANK USA, as Documentation
                                           Agent and as a Lender

                                           By: /s/ Johan Sorensson
                                              ----------------------------------
                                           Name: Johan Sorensson
                                           Title: First Vice President

                                           NORTH FORK BANK, as a Lender

                                           By: /s/ Thomas McGann
                                              ----------------------------------
                                           Name: Thomas McGann
                                           Title: Senior Vice President

                                           THE BANK OF NEW YORK, as a Lender

                                           By: /s/ Brian A. Stern
                                              ----------------------------------
                                           Name: Brian A. Stern
                                           Title: Vice President

                                                                   EXHIBIT 10.25

                                                                  Execution Copy

                  SECOND AMENDMENT, dated as of October 2, 2003 (this "Amendment"), to the Credit Agreement, dated as of December 21, 2001 (as amended pursuant to the First Amendment hereto, dated as of December 31, 2001 and this Amendment, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GREY GLOBAL GROUP INC., a Delaware corporation (the "Company"), the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), HSBC BANK USA, as documentation agent (in such capacity, the "Documentation Agent"), FLEET NATIONAL BANK, as syndication agent (in such capacity, the "Syndication Agent"), and JPMORGAN CHASE BANK as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendment subject to certain limitations and conditions, as provided for herein;

                  NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

         2. Amendment to Section 1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting therefrom the definition of "Termination Date" in its entirety and substituting in lieu thereof the following definition:

                           "Termination Date": September 30, 2004, subject to
                  extension as provided in Section 2.15.

                  (b) by adding at the end of the first sentence of the definition of "Indebtedness" the following proviso:

                           "; and provided, further, that, for purposes of
                  determining Consolidated Total Debt, Indebtedness of the Company shall not include the Debentures."

                  (c) by replacing the words "1997 Note Agreement" in the definition of "Note Agreements" with the words "2003 Note Agreement".

                  (d) by adding thereto the following definitions in their appropriate alphabetical order:

                           "Change of Control": any event giving rise to the
                  obligation of the Company to repurchase the Debentures as defined in the Indenture until such obligation ceases to exist.

                           "Debentures": as defined in the Second Amendment.

                           "Indenture": the indenture pursuant to which the
                  Debentures are issued by the Company.

                           "Second Amendment": the Second Amendment to this
                  Agreement, dated as of October 2, 2003.

                  (e) by deleting therefrom the definition of "1997 Note Agreement" in its entirety and substituting in lieu thereof the following definition:

                           "2003 Note Agreement": the Note Agreement, dated as
                  of March 14, 2003 entered into between the Company and the Prudential Insurance Company of America.

         3. Amendment to Section 6 (Negative Covenants). Section 6 of the Credit Agreement is hereby amended as follows:

                  (a) by replacing the words "Administrative Agent" in proviso
         (i) of Section 6.4(c) with the words "Required Lenders".

                  (b) replacing the word "and" at the end of exception (a) of
         Section 6.6 with a comma, and by replacing the period at the end of
         Section 6.6 with the following language:

                           "and (c) the Company may use the cash proceeds
                  received from the issuance of the Debentures to repurchase Capital Stock of the Company on the date of such issuance, so long as the aggregate amount paid in connection with such repurchases is not greater than $30,000,000."

                  (c) by replacing the words "Section 6B or 6C of the 1997 Note Agreement" in Section 6.14 with the words "Section 6B, 6C or 6F of the 2003 Note Agreement".

                  (d) by inserting a new Section 6.16 immediately after Section
         6.15 as follows:

                           "6.16 Optional Payments and Modifications of the
                  Debentures; Certain Other Matters Relating to the Debentures.
                  (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Debentures; or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Debentures including, without limitation, the Indenture (other than any such amendment, modification, waiver or other change that would (x) (i) extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee or (y) cure any ambiguity, defect or inconsistency, so long as such amendment, modification, waiver or other change is acceptable to the Administrative Agent).

         4. Amendment to Section 8 (Events of Default). Section 8 of the Credit Agreement is hereby amended by replacing paragraph (j) with the following language:

                  "(j)  a Change of Control;"

         5. Representations and Warranties. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

         6. Conditions to Effectiveness. (a) Sections 2(a), 2(c), 2(e), 3(a), 3(c) and 4 of this Amendment shall become effective as of the date first written above upon satisfaction of the following conditions: (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company and each of the Required Lenders (or in the case of Section 2(a),the Lenders); (ii) all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment shall have been paid or reimbursed, as the case may be; and (iii) The Bank of New York, Fleet National Bank and HSBC Bank USA shall have executed an Assignment and Acceptance pursuant to which The Bank of New York shall assign all of its Commitment and its related rights and obligations under the Credit Agreement and the other Loan Documents to Fleet National Bank and HSBC Bank USA as set forth therein.

                  (b) Sections 2(b), 2(d),3(b) and 3(d) of this Amendment shall become effective upon satisfaction of the following conditions: (i) the Administrative Agent has received counterparts of this Amendment duly executed by the Company and each of the Required Lenders; (ii) all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment shall have been paid or reimbursed, as the case may be; (iii) the Company shall have issued subordinated debentures (the "Debentures") in an aggregate principal amount not greater than $125,000,000 on substantially the terms and conditions disclosed to the Administrative Agent prior to the date hereof or otherwise on terms and conditions reasonably satisfactory to the Administrative Agent; and (iv) all amendments required to be made to the Note Agreements in connection with the issuance of the Debentures (the "Note Agreements Amendments") shall have been executed and delivered to the Administrative Agent in form and substance satisfactory to the Administrative Agent and shall have become effective in accordance with the terms of the Note Agreements Amendments.

         7. Consent. Subject to condition set forth in Section 6(b)(iv) of this Amendment being satisfied, the Agents and the Lenders parties hereto hereby consent to the Note Agreements Amendments and agree that the references to the Note Agreements in Section 6.14 of the Credit Agreement will include such Note Agreements Amendments.

         8. Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific sections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same section for any other date or time period.

         9. Expenses. The Company agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         10. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

         11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     GREY GLOBAL GROUP INC.

                                     By: /s/ Steven G. Felsher
                                        ---------------------------------------
                                         Name:  Steven G. Felsher
                                         Title: Vice Chairman

                                     By: /s/ Lester M. Feintuck
                                        ----------------------------------------
                                         Name:  Lester Feintuck
                                         Title: Senior VP, CFO

                                     JPMORGAN CHASE BANK, as Administrative
                                     Agent and as a Lender

                                     By: /s/ Rebecca Vogel
                                        ----------------------------------------
                                         Name:  Rebecca Vogel
                                         Title: Vice President

                                     FLEET NATIONAL BANK, as Syndication Agent and as a Lender

                                     By: /s/ Thomas J. Levy
                                        ----------------------------------------
                                         Name:  Thomas J. Levy
                                         Title: Senior Vice President

                                     HSBC BANK USA, as Documentation Agent and as a Lender

                                     By: /s/ Johan Sorensson
                                        ----------------------------------------
                                         Name:  Johan Sorensson
                                         Title: First Vice President

                                     NORTH FORK BANK, as a Lender

                                     By: /s/ Thomas McGann
                                        ----------------------------------------
                                         Name:  Thomas McGann
                                         Title: Senior Vice President

                                     BARCLAYS BANK PLC, as a Lender

                                     By: /s/ Vincent Muldoon
                                        ----------------------------------------
                                         Name:  Vincent Muldoon
                                         Title: Relationship Director

                                     CITY NATIONAL BANK, A NATIONAL BANKING
                                     ASSOCIATION, as a Lender

                                     By: /s/ Craig D. Kelley
                                        ----------------------------------------
                                         Name:  Craig D. Kelley
                                         Title: Vice President/Senior
                                                Relationship Manager